                                                                   EXHIBIT 10.12

                         PLEDGE AND SECURITY AGREEMENT


                 THIS PLEDGE AND SECURITY AGREEMENT (this "Security Agreement"), dated the 25th day of October, 1996, made and entered into by TANKNOLOGY/NDE CORPORATION, a Delaware corporation ("Pledgor"), in favor of BANK ONE, TEXAS, N.A., a national banking association (the "Bank").


                              W I T N E S S E T H


                 WHEREAS, Pledgor, NDE Environmental Corporation, a Delaware corporation, USTMAN Industries, Inc., a Delaware corporation, ProEco, Inc., a Delaware corporation, and Tanknology Canada (1988) Inc., a Canadian federal corporation (individually, an "NDE Party", and collectively, the "NDE Parties") and the Bank, have entered into a Loan Agreement dated as of even date herewith (hereinafter, as the same may from time to time be amended, supplemented, extended or otherwise modified referred to as the "Loan Agreement"), pursuant to which the Bank has agreed to make Loans to the NDE Parties, and further, that pursuant to the Loan Agreement, the NDE Parties have delivered and will execute and deliver to the Bank, among other documents, Notes and other Loan Documents (as defined in the Loan Agreement); and

                 WHEREAS, the obligation of the Bank to make Loans under the Loan Agreement is conditioned on, among other things, the execution and delivery of this Security Agreement; and

                 WHEREAS, the Pledgor has duly authorized the execution, delivery, and performance of this Security Agreement;

                 NOW, THEREFORE, in consideration of the Bank's agreement to make Loans on the terms and conditions of the Loan Agreement, Pledgor hereby agrees with the Bank as follows:

                                   ARTICLE I.

                                  DEFINITIONS

                 As used in this Security Agreement, the following terms shall have the meanings indicated:

                 Collateral is defined in Article II.

                 Event of Default is defined in Article IX.

                 Secured Obligations is defined in Article III.

                 Unless otherwise indicated, capitalized terms used and not defined herein shall have the respective meanings given to them in the Loan Agreement. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative.

                                  ARTICLE II.

                           GRANT OF SECURITY INTEREST

                 To secure the full and punctual payment of the Secured Obligations, as and when the same become due and payable in accordance with the tenor and effect thereof, and the performance of all other obligations of the NDE Parties under the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Pledgor, and upon and subject to the terms, provisions and conditions hereinafter set forth, Pledgor hereby assigns, pledges, transfers and grants unto the Bank, for the benefit of the Bank, a continuing security interest in and to the following, whether now or after existing or acquired (collectively, the "Collateral"):

                 (a) All inventory in all of its forms of the Pledgor, wherever located, and all accessions thereto, products thereof and documents therefor;

                 (b) All accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of the Pledgor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Pledgor now or hereafter existing in and to all security agreements, guaranties, leases, letters of credit (including confirmations and advices of letters of credit) and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles, and any renewals or extensions of the foregoing;

                 (c) All General Intangibles of the Pledgor, including without limitation any patents, trademarks, goodwill, any licenses in connection therewith or rights thereunder, and any rights under license agreements, and including specifically the patents and trademarks detailed on Exhibit "A" hereto, and related rights under licensing agreements;

                 (d) All proprietary software of the Pledgor, any licenses in connection therewith and any rights thereunder;

                 (e) All vehicles, machinery, and goods of Pledgor wherever located, in which Pledgor has an ownership, leasehold or other interest, including all accessions thereto;

                 (f) All furniture and equipment of the Pledgor, wherever located;


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
                 (g) All books, records, writings, data bases, information, computer hardware and software (and all documentation therefor or relating thereto and all licenses relating to or covering such computer hardware, software and/or documentation), trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers (and the goodwill of the business relating thereto) and all registrations which have heretofore been or may hereafter be issued thereon throughout the world, and other property applicable to, relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Article II; and

                 (h) All products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in this Article, and, to the extent not otherwise included, all payments under insurance (whether or not the Bank is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

                 The Bank is hereby authorized to receive any and all of the Collateral as and for security for the payment of the Secured Obligations, and to hold and apply the same in payment of the Secured Obligations. This Security Agreement shall: (a) remain in full force and effect until payment in full of all Obligations under the Loan Documents; (b) be binding upon Pledgor, its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank.

                                  ARTICLE III.

                              SECURED OBLIGATIONS

                 This Security Agreement secures the payment of all obligations and liabilities of Pledgor to the Bank now or hereafter existing under or in connection with the Loan Agreement, the Notes and other Loan Documents, whether in respect of principal, interest, fees, expenses or otherwise, and all obligations and liabilities of the Pledgor to the Bank now or hereafter existing under or in connection with this Security Agreement, together with all renewals, extensions, rearrangements, modifications, refinancings or replacements of any of the above, (collectively, the "Secured Obligations").


                                  ARTICLE IV.

                              COVENANTS OF PLEDGOR

                 Pledgor covenants and agrees that (i) until the Secured Obligations shall have been either fully paid or shall have been satisfied and discharged by action under this Security Agreement, whichever shall first occur, or (ii) unless the prior written consent of the holder of the Notes shall have been first obtained, Pledgor will not, except as otherwise provided in the Loan Documents:

                 (a) sell, assign, transfer or further encumber any of the Collateral or any interest therein;

                 (b) dissolve, liquidate, or consolidate with or merge into any other corporation, or merge into it; or sell, lease, transfer or otherwise dispose of any of its properties and assets, whether by a single or successive transactions; or to make any amendment to its Articles of Incorporation or By-laws;

                 (c) make any loan or advances of any kind whatsoever to any NDE Party, to any subsidiary or affiliate of Pledgor, or to any other party;

                 (d) declare or pay any dividends or other distributions, either in cash or property, on any class of its stock, directly or indirectly, issue any additional shares of its capital stock or other securities or options or rights to purchase the same, or purchase, redeem or retire any of its capital stock or make any other distribution with respect to its capital stock;

                 (e) mortgage, pledge or subject to any lien or other encumbrance, any of its assets, tangible or intangible, or sell or transfer any of its tangible assets or cancel any debts or claims, except as permitted by the Loan Documents;

                 (f) dispose or otherwise divest itself of the ownership, possession, custody or control of any books and records of any NDE Party of any nature which, in accordance with prudent and accepted business practice, are retained for a period of time after their use, creation or receipt;

                 (g) make any investments, loans or commitments, or incur any expenses, except as permitted by the Loan Documents; and

                 (h) take any action that would result in an Event of Default hereunder or under the Loan Agreement, or a default under the other Loan Documents.

                                   ARTICLE V.

                         PAYMENT OF SECURED OBLIGATIONS

                 If the NDE Parties shall pay to the Bank in full all of the Secured Obligations and sums payable by the NDE Parties, then these presents and the security interest hereby granted shall cease, terminate and become void; and immediately thereafter the Bank shall deliver to Pledgor the Collateral and, on demand of Pledgor, shall also execute, acknowledge, and deliver to Pledgor at

Pledgor's expense such instruments of release and/or transfer in respect of the Collateral; otherwise, this Security Agreement shall remain in full force.

                                  ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

                 Pledgor represents and warrants to the Bank that:

                 (a) Pledgor (a) is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, and (b) has all requisite power and authority to own its properties and conduct its business as presently conducted and to execute and deliver, and to perform its obligations under, this Security Agreement.

                 (b) There is no action, suit, proceeding, or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Pledgor after due inquiry, threatened which questions or would question the validity of this Security Agreement to which Pledgor is a party.

                 (c) The execution, delivery and performance of this Security Agreement has been duly authorized by all necessary action of Pledgor. This Security Agreement has been duly executed and delivered by Pledgor. This Security Agreement when executed and delivered by Pledgor will constitute a legal, valid and binding obligation of Pledgor, enforceable according to its terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                 (d) All authorizations, consents, approvals, registrations, filings, exemptions and licenses with or from governmental or regulatory authorities which are necessary for the execution and delivery of this Security Agreement or for the performance by Pledgor of its obligations hereunder have been effected and obtained are in full force and effect.

                 (e) Pledgor has good title to the Collateral and is the sole legal owner thereof, and there are no Liens (other than the Permitted Liens) existing against any of the Collateral of Pledgor.

                 (f) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations.

                 (g) On the date hereof, the Pledgor is "located" (as that term is defined in Section 9-103(3)(d) of the Uniform Commercial
         Code) at 8900 Shoal Creek, Bldg. 200, Austin, Texas 78757.

                                  ARTICLE VII.

                               FURTHER ASSURANCES

                 Pledgor covenants and agrees to from time to time promptly execute and deliver to the Bank all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Bank may reasonably request in order to more fully evidence and perfect the security interest herein created.

                                 ARTICLE VIII.

                             PRESERVATION OF RIGHTS

                 The Bank shall have no duty to fix or preserve rights against prior parties to the Collateral, and shall never be liable for its failure to use diligence to collect any amount payable in respect of the Collateral, but shall be liable only to account to Pledgor for what it may actually collect or receive thereon.

                                  ARTICLE IX.

                                    DEFAULT

                 The term "Event of Default" as used herein, means the occurrence of an Event of Default as defined and as provided in the Loan Agreement.

                                   ARTICLE X.

                                    REMEDIES

                 Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which the Bank may then have hereunder, or under the Uniform Commercial Code of the State of Texas (hereinafter called "Code"), or otherwise, the Bank at its option may: (i) declare the entire unpaid balance of principal of and all accrued interest on the Secured Obligations immediately due and payable, without notice, demand, presentment or notice of intention to accelerate, which are hereby expressly waived; (ii) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (iii) after notification, if any, provided for in Article XI hereof, sell or otherwise dispose of, at its office, or elsewhere, as chosen by the Bank, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, at public or private sale, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Bank's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until all sums payable under the Secured Obligations and hereunder have been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (iv) at its discretion, retain the Collateral in satisfaction of the unpaid balance of principal of and interest upon the Secured Obligations whenever the circumstances are such that the Bank is entitled to do so under the Code; (v) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; or (vi) buy the Collateral at any public or private sale. The Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: first, to the payment of all of its reasonable expenses, including attorneys' fees and other legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling the same; and next, toward payment of the unpaid balance of principal of and interest upon the Secured Obligations and other sums secured hereby in such order and manner as the Bank, in its discretion, may deem advisable. The Bank shall account to Pledgor for any surplus. If the proceeds are not sufficient to pay the Secured Obligations in full, Pledgor shall remain liable for any deficiency.

                                  ARTICLE XI.

                                 NOTICE OF SALE

                 Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the Code to notice. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this paragraph.


                                  ARTICLE XII.

                        BANK APPOINTED ATTORNEY-IN-FACT

                 Pledgor hereby irrevocably appoints the Bank as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time after the occurrence of an Event of Default, to take any action, to execute any instruments and to exercise any rights, privileges, options, elections or powers of Pledgor pertaining or relating to the Collateral which the Bank may reasonably deem necessary or desirable to preserve and enforce its security interest in the Collateral and otherwise to accomplish the purposes of this Security Agreement. The Bank shall not have any duty to take any such action, to execute any such instrument, to exercise any such rights, privileges, options, elections or powers or to sell or otherwise to realize upon any of the Collateral, as hereinafter authorized, and the Bank shall not be responsible for any failure to do so or delay in so doing.

                                 ARTICLE XIII.

                                BANK MAY PERFORM

                 If Pledgor fails to perform any agreement contained herein, the Bank may (but shall not be obligated to) perform, or cause performance of, such agreement. Pledgor shall reimburse the Bank on demand for any amounts paid or any expenses incurred by the Bank in connection therewith.

                                  ARTICLE XIV.

                                 BANK'S DUTIES

                 The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall have no duty whatsoever to (i) take any steps to preserve the security interest granted hereby, or (ii) preserve or protect or take any action whatsoever with respect to, any of the Collateral.

                                  ARTICLE XV.

                                AMENDMENTS, ETC.

                 No amendment or waiver of any provision of this Security Agreement, nor consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                                  ARTICLE XVI.

                               CUMULATIVE RIGHTS

                 All rights and remedies of the Bank are cumulative of each other and of every other right or remedy which the Bank may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the indebtedness evidenced by the Secured Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

                                 ARTICLE XVII.

                                 ASSIGNABILITY

                 The rights, powers and interests held by the Bank hereunder, together with the Collateral, may be transferred and assigned by the Bank, in whole or in part, at such time and upon such terms as it may deem advisable; and the term "Bank" shall be deemed to refer to and include such transferees and assignees and the holder or holders from time to time of the Secured Obligations.
                                 ARTICLE XVIII.

                                   NO WAIVER

                 The acceptance by the Bank at any time and from time to time of part payment of the aggregate amount of the Secured Obligations then matured shall not be deemed to be a waiver of any default then existing. No waiver by the Bank of any default shall be deemed to be a waiver of any subsequent default, nor shall any such waiver by the Bank be deemed to be a continuing waiver. No delay or omission by the Bank in exercising any right or power hereunder, or under any other writings executed by Pledgor as security for or in connection with the Secured Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise of any other right or power of the Bank hereunder.

                                  ARTICLE XIX.

                          GOVERNING LAW; SEVERABILITY

                 THIS SECURITY AGREEMENT IS EXECUTED UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THIS SECURITY AGREEMENT IS PERFORMABLE IN TEXAS, AND PLEDGOR WAIVES THE RIGHT TO BE SUED ELSEWHERE. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                  ARTICLE XX.

                                 BINDING EFFECT

                 This Security Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of the Bank and the Bank's successors and assigns.

                                  ARTICLE XXI.

                                    NOTICES

                 Unless otherwise specified herein all notices, requests and other communications to any party hereunder shall be in writing (including telex, facsimile or similar writing) and shall be given to such party at its address or telex or facsimile number set forth below or such other address or telex or facsimile number as such party may hereafter specify by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Article XXI and the appropriate answerback is received, (ii) if given by facsimile or other form of facsimile transmission, when the recipient confirms legible transmission thereof, or (iii) if given by any other means, when delivered at the address specified in this Article:

                 (a)      If to Pledgor:

                          TANKNOLOGY/NDE CORPORATION
                          8900 Shoal Creek, Bldg. 200
                          Austin, Texas 78757
                          Attention:       President
                          Telephone:       (512) 451-6334
                          Facsimile:       (512) 459-1459

                          With a copy to:

                          TANKNOLOGY/NDE CORPORATION
                          8900 Shoal Creek, Bldg. 200
                          Austin, Texas 78757
                          Attention:       Jay Allen Chaffee
                          Telephone:       (512) 451-6334
                          Facsimile:       (512) 459-1459

                 (b)      If to the Bank:

                          BANK ONE, TEXAS, N.A.
                          910 Travis
                          Houston, Texas 77002
                          Attention:       Charles Kingswell-Smith
                          Telephone:       (713) 751-7803
                          Facsimile:       (713) 751-7894

Any party hereto may at any time, by giving five (5) days written notice to the other parties hereto, designate any other address in substitution of the foregoing address to which such notice shall be given.

                                 ARTICLE XXII.

                                    HEADINGS

                 The article and section headings contained in this Security Agreement are for reference purposes only and shall have no effect upon the meaning or interpretation of any provision hereof.

                                 ARTICLE XXIII.

                                 MISCELLANEOUS

                 23.01 The principal office of the Pledgor is in Austin, Texas.

                 23.02 Pledgor shall, at its expense, make, procure, execute and deliver such financing statement or amendments thereof or supplements thereto, or other instruments, certificates and supplemental writings, and do and deliver all acts, things, writings and assurances as the Bank may from time to time reasonably require in order to comply with the Code, or any other applicable law, and to preserve and protect the security interest hereby granted. In the event, for any reason, that the law of any jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, or to any of the Obligation, Pledgor agrees to execute and deliver all such instruments and do all such other things as may be necessary or appropriate to preserve, protect and enforce the security interests or liens of the Bank, under the law of such other jurisdiction, to at least the same extent as such security interests would be protected under the Code.

                 23.03 Pledgor shall perform, at its sole cost and expense, any and all steps, and shall pay the amount of all expenses necessary to obtain, preserve, perfect, defend and enforce the security interest in any of the Collateral, the collection of the Obligation, and preserve, defend, enforce and collect the Collateral.

                 23.04 Should the Collateral or any part thereof, ever be in any manner converted into another type of property or any money or other proceeds ever be paid or delivered to the Pledgor as a result of Pledgor's rights in the Collateral, then, in any such event, all such property, money or other proceeds shall become part of the Collateral, and Pledgor covenants to forthwith pay and deliver to the Bank all of the same, which are acceptable of delivery, and, at the same time Pledgor will properly endorse or assign the same.

                 23.05 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              EXECUTED as of the day and year first above written.


                [THE REST OF THIS PAGE LEFT INTENTIONALLY BLANK.]

                                  PLEDGOR:

                                  TANKNOLOGY/NDE CORPORATION,
                                  a Delaware corporation



                                  By: /s/ JAY ALLEN CHAFFEE
                                      ------------------------------------------
                                          Jay Allen Chaffee
                                          Chairman of the Board



                                  BANK:

                                  BANK ONE, TEXAS, N.A.



                                  By: /s/ CHARLES KINGSWELL-SMITH
                                      ------------------------------------------
                                          Charles Kingswell-Smith
                                          Vice President

                                  EXHIBIT "A"

Patents:
                                  U.S. Patents

US 5,092,158     APPARATUS FOR TESTING LEAK DETECTORS
US 5,140,753     INCLINOMETER FOR UNDERGROUND STORAGE TANKS
US 5,156,047     WATER SENSOR THAT DETECTS TANKS OR VESSEL LEAKAGE
US 5,201,212     LINE LEAK DETECTOR AND METHOD
US 5,220,822     METHOD FOR TESTING VAPRO RECOVERY LINES
US 5,293,681     ROLL-UP STRIKER PLATE FOR UNDERGROUND STORAGE TANKS
US 5,319,956     METHOD OF CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID
                 STORAGE TANK
US 5,340,238     METHOD AND APPARATUS FOR TESTING ABOVE GROUND LIQUID STORAGE
                 TANKS
US 5,347,849     WATER SENSOR THAT DETECTS TANKS OR VESSEL LEAKAGE
US 5,347,850     METHOD FOR DETECTING AND LOCALIZING LEAKS IN ABOVE GROUND
                 STORAGE TANKS
US 5,363,093     METHOD AND APPARATUS FOR CONTINUOUS TANK MONITORING
US 5,461,906     APPARATUS FOR CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID
                 STORAGE TANK
US 5,471,867     INVENTORY RECONCILIATION FOR ABOVE GROUND STORAGE TANKS

                                Foreign Patents

European Patent No. 0536987, entitled "METHOD OF CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID STORAGE TANK."

Australian Patent No. 659051, entitled "METHOD OF CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID STORAGE TANK."

Canadian Patent No. 2079928, entitled "METHOD OF CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID STORAGE TANK."

Mexican Patent Application No. 92 5731, entitled "METHOD OF CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID STORAGE TANK," (PENDING).

New Zealand Patent No. 244641, entitled "METHOD OF CONFIRMING THE PRESENCE OF A LEAK IN A LIQUID STORAGE TANK."

Trademarks:
----------
                              U.S. Registered Marks
                              ---------------------

US Reg. No. 1,565,593      TANKNOLOGY(R)               (Cl: 9 & 37)
US Reg. No. 1,543,075      VACUTECT(R)                 (Cl: 42)
US Reg. No. 1,713,295      VACUTECT(R)                 (Cl: 9)
US Reg. No. 1,702,652      VACUTEST(R)                 (Cl: 42)
US Reg. No. 1,890,268      TANKNOLOGY and Design(R)    (Cl: 9 & 37)
US Reg. No. 1,970,300      SIRPLUS(R)                  (Cl: 35)

                            Foreign Registered Marks
                            ------------------------

Argentina                  Reg. No. 1,495,696          TANKNOLOGY(Cl: 42)
Australia                  Reg. No. 151,744            TANKNOLOGY(Cl: 9 & 42)
Australia                  Reg. No. A561,784           TANKNOLOGY(Cl: 9)
Australia                  Reg. No. A561,785           TANKNOLOGY(Cl: 37)
Benelux                    Reg. No. 544,709            TANKNOLOGY(Cl: 9 & 37)
Brazil                     Reg. No. 815,487,088        TANKNOLOGY(Cl: 9)
Brazil                     Reg. No. 815,487,096        TANKNOLOGY(Cl: 37 & 42)
Canada                     Reg. No. 378,752            TANKNOLOGY(Cl: 9 & 37)
Denmark                    Reg. No. 2150/94            TANKNOLOGY(Cl: 9 & 37)
France                     Reg. No. 93,498,317         TANKNOLOGY(Cl: 42)
Germany                    Reg. No. 2,080,032          TANKNOLOGY(Cl: 9 & 42)
Great Britain              Reg. No. 1,468,995          TANKNOLOGY(Cl: 9)
Great Britain              Reg. No. 1,468,983          TANKNOLOGY(Cl: 42)
Greece*                    App. No. 119,195            TANKNOLOGY(Cl: 9 & 37)
Ireland                    Reg. No. 145,617            TANKNOLOGY(Cl: 9)
Italy                      Reg. No. 624,586            TANKNOLOGY(Cl: 9,37,42)
New Zealand                Reg. No. 212,320            TANKNOLOGY(Cl: 9)
New Zealand                Reg. No. 212,321            TANKNOLOGY(Cl: 37)
Portugal*                  App. No. 297,752            TANKNOLOGY(Cl: 37)
Spain                      Reg. No. 1,797,603          TANKNOLOGY(Cl: 37)
Switzerland                Reg. No. 420,712            TANKNOLOGY(Cl: 9 & 42)
Australia                  Reg. No. A561,786           VACUTECT(Cl: 9)
Australia                  Reg. No. A561,787           VACUTECT(Cl: 37)
Brazil                     Reg. No. 815,487,100        VACUTECT(Cl: 37)

*PENDING

                            Foreign Registered Marks
                            ------------------------

Canada                     Reg. No. 372,866            VACUTECT(Cl: 9)
Great Britain              Reg. No. 1,470,139          VACUTECT(Cl: 9)
Great Britain              Reg. No. 1,468,978          VACUTECT(Cl: 37)
Ireland                    Reg. No. 149,285            VACUTECT(Cl: 9)
Italy                      Reg. No. 624,587            VACUTECT(Cl: 37 & 42)


New Zealand                Reg. No. 212,322            VACUTECT(Cl: 9)
New Zealand                Reg. No. 212,323            VACUTECT(Cl: 37)
Australia                  Reg. No. A568,539           VACUTEST(Cl: 9)
Australia                  Reg. No. A568,540           VACUTEST(Cl: 37)
Great Britain              Reg. No. 1,468,974          VACUTEST(Cl: 37)
Italy                      Reg. No. 624,588            VACUTEST(Cl: 37 & 42)
New Zealand                Reg. No. 214,949            VACUTEST(Cl: 9)
New Zealand                Reg. No. 214,948            VACUTEST(Cl: 37)


                               Unregistered Marks

PETROSCOPE(TM)
STIK-STOP(TM)
VAPORTECT(TM)